SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:                                                        26-Dec-03

STRUCTURED ASSET SECURITIES CORPORATION

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF Oct 1, 2003, PROVIDING FOR THE ISSUANCE OF
AAMES MORTGAGE TRUST PASS-THROUGH CERTIFICATES
SERIES 2003-1)

STRUCTURED ASSET SECURITIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware                                                    333-106925-11
(State or Other                                             (Commission
Jurisdiction of                                             File Number)
Incorporation)

74-2440850
(I.R.S. Employer
Identification
Number)

745 Seventh Avenue, 7th Floor
New York, NY                                                               10019
(Address of Principal                                                (Zip Code)
Executive Offices)

Registrant's telephone number: (212) 526-7000

Item 5.  Other Events

                 On      26-Dec-03      a scheduled distribution was made
from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
26-Dec-03           The Monthly Report is filed pursuant
to and in accordance with (1) numerous no-action letters
(2) current Commission policy in the area.

A.                  Monthly Report Information:
                    See Exhibit No.1

B.                  Have any deficiencies occurred?   NO.
                                        Date:
                                        Amount:

C.                  Item 1: Legal Proceedings:              NONE

D.                  Item 2: Changes in Securities:          NONE

E.Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

                    Exhibit No.

1. Monthly Distrib Rep dated:                                          26-Dec-03

AAMES MORTGAGE LOAN TRUST
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2003-1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                                                     12/26/03

                                                  Beginning
                                                Certificate
Class                      Cusip                     Bal(1)                Prin
1-A1                     86359A6H1              239,771,286           3,826,889
1-A2                     86359A6J7              102,230,000                   0
2-A                      86359A6K4               58,638,615           1,376,164
A-IO*                    86359A6L2              122,072,000                   0
M-1                      86359A6M0               34,333,000                   0
M-2                      86359A6N8               29,247,000                   0
M-3                      86359A6P3                8,901,000                   0
M-4                      86359A6Q1                6,358,000                   0
M-5                      86359A6R9                4,578,000                   0
M-6                      86359A6S8                7,630,000                   0
B                        00253CJB4                6,867,000                   0
X*                           NA                   6,356,361                   0
P                            NA                         100                   0
R                            NA                           0                   0
Total                                           498,553,901           5,203,053
* Notional Balance

                                                      Total
Class                               Int        Distribution              Losses
1-A1                            270,217           4,097,106                   0
1-A2                            146,902             146,902                   0
2-A                              75,173           1,451,337                   0
A-IO*                           610,360             610,360                   0
M-1                              53,179              53,179                   0
M-2                              72,249              72,249                   0
M-3                              23,521              23,521                   0
M-4                              22,550              22,550                   0
M-5                              16,237              16,237                   0
M-6                              27,061              27,061                   0
B                                18,442              18,442                   0
X*                            1,709,321           1,709,321                   0
P                                59,683              59,683                   0
R                                     0                   0                   0
Total                         3,104,897           8,307,950                   0
* Notional Balance
                                 Ending             Current                Next
                            Certificate        Pass-Through        Pass-Through
Class                               Bal            Int Rate            Int Rate
1-A1                        235,944,397             1.30875%            0.00000%
1-A2                        102,230,000             1.66875%            0.00000%
2-A                          57,262,451             1.48875%            0.00000%
A-IO*                       122,072,000             6.00000%            0.00000%
M-1                          34,333,000             1.79875%            0.00000%
M-2                          29,247,000             2.86875%            0.00000%
M-3                           8,901,000             3.06875%            0.00000%
M-4                           6,358,000             4.11875%            0.00000%
M-5                           4,578,000             4.11875%            0.00000%
M-6                           7,630,000             4.11875%            0.00000%
B                             6,867,000             3.11875%            0.00000%
X*                            6,356,361             0.00000%
P                                   100
R                                     0
Total                       493,350,848
* Notional Balance

AMOUNTS PER $1,000 UNIT

Class                              Prin                 Int               Total
1-A1                          15.722634            1.110178            16.83281
1-A2                           0.000000            1.436979             1.43698
2-A                           23.430048            1.279875            24.70992
A-IO*                          0.000000            5.000000             5.00000
M-1                            0.000000            1.548923             1.54892
M-2                            0.000000            2.470313             2.47031
M-3                            0.000000            2.642535             2.64253
M-4                            0.000000            3.546702             3.54670
M-5                            0.000000            3.546702             3.54670
M-6                            0.000000            3.546701             3.54670
B                              0.000000            2.685591             2.68559
* Notional Balance


                                                     Ending
                                                Certificate
Class                            Losses                 Bal
1-A1                           0.000000          969.368928
1-A2                           0.000000         1000.000000
2-A                            0.000000          974.928941
A-IO*                          0.000000         1000.000000
M-1                            0.000000         1000.000000
M-2                            0.000000         1000.000000
M-3                            0.000000         1000.000000
M-4                            0.000000         1000.000000
M-5                            0.000000         1000.000000
M-6                            0.000000         1000.000000
B                              0.000000         1000.000000
* Notional Balance


Section 4.02 (ii),(xv),(xvi),(xvii),(xiii)
INTEREST

                                Interest        Carryforward
                            Distribution            Interest          Basis Risk
Class                             Amount              Amount           Shortfall
1-A1                            270,217                   0                   0
1-A2                            146,902                   0                   0
2-A                              75,173                   0                   0
A-IO                            610,360                   0                   0
M-1                              53,179                   0                   0
M-2                              72,249                   0                   0
M-3                              23,521                   0                   0
M-4                              22,550                   0                   0
M-5                              16,237                   0                   0
M-6                              27,061                   0                   0
B                                18,442                   0                   0
TOTAL                         1,335,893                   0                   0



                          Net Prepayment
                                Interest          Basis Risk          Remittance
Class                         Shortfalls          Shortfalls              Amount
1-A1                                  0                   0             270,217
1-A2                                  0                   0             146,902
2-A                                   0                   0              75,173
A-IO                                  0                   0             610,360
M-1                                   0                   0              53,179
M-2                                   0                   0              72,249
M-3                                   0                   0              23,521
M-4                                   0                   0              22,550
M-5                                   0                   0              16,237
M-6                                   0                   0              27,061
B                                     0                   0              18,442
TOTAL                                 0                   0           1,335,893



Section 4.03 (xvii)
Overcollateralization Deficiency                          0


Section 4.03 (i),(v),(ix),(xv),(viii)
POOL
                                                      Pool 1              Pool 2
Beg Sched Bal                                   431,137,245          73,773,017
Sched Prin                                          393,401              66,622
Prin Prepmnts (incl curtlmnts)                    3,433,488           1,309,542
Liq Proceeds                                              0                   0
Insurance Proceeds                                        0                   0
Substitute Loan Balance                                   0                   0
Deleted Loan Balance                                      0                   0
Principal Remittance                              3,826,889           1,376,164
Scheduled Prin Bal of Mrtge Loans               427,310,356          72,396,853
Number of Mortgage Loans                              3,964                 307

                                                       Total
Beg Sched Bal                                   504,910,262
Sched Prin                                          460,023
Prin Prepmnts (incl curtlmnts)                    4,743,030
Liq Proceeds                                              0
Insurance Proceeds                                        0
Substitute Loan Balance                                   0
Deleted Loan Balance                                      0
Principal Remittance                              5,203,053
Scheduled Prin Bal of Mrtge Loans               499,707,209
Number of Mortgage Loans                              4,271

                                 Pool 1              Pool 2               Total
Curr Realized Loss                    0                   0                   0
Agg Realized Losses                   0              13,573              13,573

                                  Pool 1              Pool 2               Total
Gross Interest                2,803,797             453,442           3,257,239
Servicing Fee                   181,323              30,739             212,061
Int Remit Amt                 2,622,474             422,704           3,045,178

Trustee Fee                       2,156                 369               2,525
Credit Risk Manager               5,389                 922               6,311

Net Interest Availab          2,614,929             421,413           3,036,342

Section 4.03 (iv)
P&I ADVANCES

Aggregate Advances required for the Collection Period                   393,355
Aggregate Advances made for the Collection Period                       393,355
Aggregate Advances not made for the Collection Period                         0


Section 4.03 (x)
DELINQUENCIES
                                            Unpaid Principal    Stated Principal
                                  Number             Balance             Balance
30-59 days delq*                    131          14,253,112          14,220,483
60-89 days delq*                     29           3,631,630           3,621,575
90 or more days delq                 13             577,179             574,688
Foreclosures                          0                   0                   0
Bankruptcies                          1              29,972              29,840
REO                                   0                   0                   0
* Includes all Foreclosure, Bankruptcy, and REO loans


Section 4.03 (xix)

Payments made by Cap Provider
Basis Risk Cap Payment                                8,829
Class X Cap Payment                                      44


Section 4.03 (vii)
PREPAYMENT
PREMIUM

Prepayment Premium                                   59,683


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    By: /s/ Charles F. Pedersen
                    Name:  Charles F. Pedersen
                    Title: Vice President
                    U.S. Bank National Association as Trustee

Dated:                        12/26/2003